Exhibit 10.11

FIRST AMENDMENT TO INDENTURE, SECURITIES,
WARRANT AGREEMENT AND WARRANT CERTIFICATES

      THIS FIRST AMENDMENT TO INDENTURE, SECURITIES, WARRANT AGREEMENT AND WARRANT CERTIFICATES (this "First Amendment") is made as of and shall be effective for all purposes as of the 18th day of March, 2003, by and between Igene Biotechnology, Inc., a Maryland corporation (the "Company"), and American Stock Transfer & Trust Company, a New York corporation, its successors and assigns, as Trustee (the "Trustee") and as Warrant Agent (the "Warrant Agent").

                            RECITALS

      WHEREAS, pursuant to the terms of an Indenture dated as of March 31, 1998 (the "Indenture") between the Company and the
Trustee, the Company issued and sold $5,000,000 of its 8% notes due March 31, 2003 (collectively the "Securities"); and

      WHEREAS, concurrently with the issue of the Securities, the Company issued, pursuant to a Warrant Agreement dated as of March 31, 1998 (the "Warrant Agreement"), 50,000,000 warrants to purchase shares of the Company's Common Stock for $.10 per share, as adjusted in accordance with the terms of the Warrant Agreement; and

      WHEREAS, the Company and the Consenting Holders (as defined below) desire to amend the Indenture and Securities as hereinafter provided to reflect the extension of the maturity date on the Securities from March 31, 2003 until March 31, 2006; and

      WHEREAS, the Company and the Consenting Holders desire to amend the terms of the Warrant Agreement and each of the Warrant Certificates (within the meaning of the Warrant Agreement) as hereinafter provided to reduce the Warrant Price (as defined in the Warrant Agreement) from $.10 to $.075; and

      WHEREAS,  the  terms contained in this First Amendment  are consented  to  by  the  holders of at least two-thirds  principal
amount   of   all   Securities  (collectively,  the   "Consenting
Holders");

      NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this First Agreement hereby agree as follows:

      1. Incorporation of Recitals. The foregoing Recitals are incorporated in this First Amendment and made a part hereof by this reference to the same extent as if set forth herein in full. All section references shall, unless otherwise expressly indicated, mean the corresponding section of the Indenture.

      2.    Definitions.   All capitalized  terms  used  but  not
defined herein shall have the meanings given such terms in the Indenture.

      3. Amendment of the Indenture and Securities. The Indenture and each of the Securities is hereby amended to replace "March 31, 2003" with "March 31, 2006" wherever such term may appear, thereby extending the maturity date of the Securities until March 31, 2006. The Indenture is hereby amended to delete, in its entirety, Section 9.03 thereof.

      4. Amendment of Warrant Agreement. The Warrant Agreement and each Warrant Certificate is hereby amended to replace "$.10" with ".075" wherever such term may appear.

       5. Ratification of Indenture, Securities, Warrant Agreement and Warrant Certificates. Except as set forth in this First Amendment, all the terms and conditions contained in the Indenture, Securities, Warrant Agreement or Warrant Certificate are hereby ratified and shall remain in full force and effect. In the event that any of the terms, conditions and provisions of this First Amendment shall conflict with any of the terms, conditions and provisions of the Indenture, Securities, Warrant Agreement or Warrant Certificates then, and in such event, the terms, conditions and provisions of this First Amendment shall prevail and be controlling. Hereafter, all references to the Indenture, Securities, Warrant Agreement or any Warrant Certificate shall mean the Indenture, Securities, Warrant Agreement or such Warrant Certificate, respectively, as amended by this First Amendment.

      6. Effective Date of First Amendment. The effective date of this First Amendment shall be March 18, 2003.

      7. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed to be a single instrument.

     8. Applicable Law. This First Amendment shall be governed by the laws of the State of New York, without regard to its conflicts of law rules.

      9. Disclaimer. In accordance with Section 7.04 of the Indenture, American Stock Transfer and Trust Company makes no representation or warranty as to the validity or adequacy of this First Amendment and shall not be responsible for any of the recitals set forth herein.


[Signature Page Follows]

      IN WITNESS WHEREOF, and intending to be legally bound, the Company, Trustee and Warrant Agent have caused this First
Amendment to be executed on their behalf by their duly authorized representatives as of the date set forth above.


ATTEST:                            THE COMPANY:

                                   IGENE BIOTECHNOLOGY, INC.


_________________________          By:    _______________________
                                   Name:  _______________________
                                   Title: _______________________


ATTEST:                            THE TRUSTEE AND WARRANT AGENT:

                                   AMERICAN   STOCK  TRANSFER   &
                                   TRUST COMPANY


_________________________          By:    _______________________
                                   Name:  _______________________
                                   Title: _______________________


CONSENT AND WAIVER OF CONSENTING HOLDERS

      Each of the undersigned, constituting holders of at least two-thirds in principal amount of all Securities, do hereby irrevocably consent, on behalf of all holders of Securities pursuant to and in accordance with the terms of the Indenture, to the amendment of the Securities and the Indenture, as set forth in this First Amendment. Each of the persons signing below in their capacity as trustee on behalf of any trust represent that they currently serve as trustee under the trust(s) listed immediately above their names, and have the trust power and authority to sign below and to bind the trust(s) listed immediately above their names to this Consent and Waiver of Consenting Holders in accordance with its terms.


CONSENTING HOLDERS:

WITNESS:                           THOMAS L. KEMPNER:


______________________________     ______________________________
                                   Thomas  L.  Kempner,  record
                                   holder of $32,395
                                   principal amount of Securities


WITNESS:                           SIDNEY R. KNAFEL:


______________________________     ______________________________
                                   Sidney R. Knafel, record
				   holder of $1,244,329
                                   principal amount of Securities


WITNESS:                           Trust U/W of Carl M. Loeb FBO
                                   Thomas   L.  Kempner,   record
                                   holder  of  $944,933 principal
                                   amount of Securities


______________________________     By:___________________________
                                      Thomas L. Kempner
                                      Trustee


______________________________     By:___________________________
                                      William Perlmuth
                                      Trustee

WITNESS:                           Trust U/W of Carl M. Loeb FBO
                                   Alan H. Kempner, record holder
                                   of  $942,773 principal  amount
                                   of Securities


______________________________     By:___________________________
                                      Thomas L. Kempner
                                      Trustee


______________________________     By:___________________________
                                      William Perlmuth
                                      Trustee


WITNESS:                           Trust U/A dated 9/13/1978  FBO
                                   Andrew  G.  Knafel, holder  of
                                   $340,341  principal amount  of
                                   Securities


______________________________     By:___________________________
                                      Name:
                                      Trustee

WITNESS:                           Trust U/A dated 9/13/1978  FBO
                                   Douglas  R. Knafel, holder  of
                                   $340,341.50  principal  amount
                                   of Securities


______________________________     By:___________________________
                                   Name:
                                   Trustee




WITNESS:                           Bear  Stearns Securities Corp.
                                   confirms    that   it    holds
                                   $944,933  principal amount  of
                                   Securities on behalf of  Trust
                                   U/W of Carl M. Loeb FBO Thomas
                                   L. Kempner and that said trust
                                   has  the  authority to provide
                                   the  above consent and  waiver
                                   with     respect    to    said
                                   Securities  and  Bear  Stearns
                                   Securities    Corp.     hereby
                                   consents   to   the    actions
                                   contemplated    hereby    with
                                   respect to said Securities.


_______________________________    By:____________________________
                                   Name:
                                   Title:

WITNESS:                           Bear  Stearns Securities Corp.
                                   represents   that   it   holds
                                   $942,773  principal amount  of
                                   Securities on behalf of  Trust
                                   U/W  of Carl M. Loeb FBO  Alan
                                   H. Kempner and that said trust
                                   has  the  authority to provide
                                   the  above consent and  waiver
                                   with     respect    to    said
                                   Securities,  and Bear  Stearns
                                   Securities    Corp.     hereby
                                   consents   to   the    actions
                                   contemplated    hereby    with
                                   respect to said Securities.


_______________________________    By:____________________________
                                   Name:
                                   Title: